Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen J. Vukadinovich, certify that:

1. I have reviewed this annual report on Form 10-K of DPAC Technologies Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: November 7, 2005	/s/ Stephen J. Vukadinovich
Stephen J. Vukadinovich
Chief Financial Officer, and Secretary